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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) -June 5, 2006

                         GLOBAL BEVERAGE SOLUTIONS, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

          Nevada                     000-28027                  90-0093439
          ------                     ---------                  ----------
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              file number)             Identification No.)

                7633 East 63rd Place, Suite 220, Tulsa, OK 74133
          (Address of principal executive offices, including zip code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 8         OTHER EVENTS

ITEM 8.01         OTHER EVENTS

On June 2, 2006, Global Beverage Solutions, Inc.'s portfolio company, Rudy Beverage, Inc., ("Rudy") entered into a Supplier Authorization Agreement with Baugh Supply Chain Cooperative, Inc. ("BSCC"), an affiliate of Sysco Corporation ("SYSCO").

BSCC is a cooperative comprised of member SYSCO Companies, either directly or through regional member cooperatives, which provides sourcing, merchandising and quality assurance services for SYSCO and the SYSCO Companies. BSCC also has authority to license third parties to manufacture, process and package SYSCO Brand Products.

SYSCO, through its operating divisions, affiliates, and subsidiaries (collectively the "SYSCO Companies"), is a distributor of food and related non-food products to the foodservice industry.



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SECTION 9         FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired - not applicable
         (b)      Pro Forma Financial Information - not applicable
         (c)      Exhibits

                  Exhibit
                  Number
                  ------

                  10.1 Supplier Authorization Agreement between Rudy Beverage, Inc. and Baugh Supply Chain Cooperative, Inc.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 GLOBAL BEVERAGE SOLUTIONS, INC.

         June 5, 2006                            /s/ Richard T. Clark
                                                 -------------------------------
                                                 By: Richard T. Clark
                                                 Chief Executive Officer